UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2006


                           Mpower Holding Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      0-32941                52-2232143
----------------------------------   ----------------    -----------------------
 (State or other jurisdiction of        (Commission          (I.R.S. Employer
         of incorporation)              File Number)      Identification Number)


             175 Sully's Trail, Suite 300, Pittsford, New York 14534
          ------------------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (585) 218-6550

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On August 4, 2006, Mpower Holding Corporation (the "Company") issued a press release announcing that the Company has completed its merger with U.S. TelePacific Holdings Corp.

A copy of the press release issued by the Company on August 4, 2006 announcing the consummation of the merger is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

99.1 Press Release, dated August 4, 2006, of Mpower Holding Corporation announcing the consummation of the merger.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Mpower Holding Corporation



                                  By:     /s/  Russell I. Zuckerman
                                       -----------------------------------------
                                       Name:   Russell I. Zuckerman
                                       Title:  Senior Vice President,
                                               General Counsel and Secretary

Date:  August 4, 2006


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                                  EXHIBIT INDEX

 Exhibit
    No.                              Description
   ----                              -----------

99.1 Press Release, dated August 4, 2006, of Mpower Holding Corporation announcing the consummation of the merger.